Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Schedule of Contractual Obligations
The contractual obligations schedule set forth below summarizes our contractual obligations as of December 31, 2025:

	2026	2027	2028	2029	Thereafter	Total

Secured term loan facilities and revolving credit facilities	$170,164	$120,538	$160,131	$125,634	$191,418	$767,885
2024 Bonds	—	—	—	140,000	—	140,000
Vessels under construction (1)	62,340	249,300	164,550	—	—	476,190
Office operating leases (2)	1,273	1,495	139	25	—	2,932
Total contractual obligations	$233,777	$371,333	$324,820	$265,659	$191,418	$1,387,007

1.The Company has entered into four contracts to build Four NewBuild Vessels with Jiangnan Shipyard (Group) Co., Limited. and China Shipbuilding Trading Co., Limited., in China. The Four NewBuild Vessels are under construction and are scheduled to be delivered to the Company in March 2027, July 2027 November 2027, and January 2028 respectively, at an average shipyard price of $102.9 million per vessel.

The Company announced that the Amon Joint Venture intends to acquire the Two Ammonia Newbuild Vessels. The Amon Joint Venture has entered into contracts with Nantong CIMC Sinopacific Offshore & Engineering Co., Limited. to build the Two Ammonia Newbuild Vessels, with deliveries scheduled to take place in June and October 2028 respectively, at an average yard price of $87 million per vessel.

2.The Company occupies office space in London with a lease that commenced in January 2022 for a period of 10 years with a break option in February 2027 (the "Break Option"), which is the fifth anniversary of the lease commencement date. It is a requirement under lease that the Break Option be declared 12 months in advance, and in January 2026 the Company agreed not to declare the Break Option in return for the removal of an upward-only rent review clause in the lease in relation to the second five-year period of the lease. The gross rent (excluding services charges and business rates) per year for our office lease is approximately $1.2 million.
The Company occupies office space in Copenhagen with a lease that expired in December 2025. The Company will continue to occupy the office space on a 6-month rolling basis until a new lease is entered into. The monthly lease payments are dependent on foreign exchange rates and the gross rent per month payable in Danish Kroner is approximately $15,000.
The lease term for our office in Gdynia, Poland which commenced in April 2024 is for a period of 5 years to March 30, 2029. The lease payments are dependent on foreign exchange rates and the gross rent per year payable in Euros is approximately $0.1 million.
The Company entered into a new 43-month lease for office space in Houston that commenced on April 1, 2025. The annual gross rent under the lease payable in U.S. Dollars is approximately $41,000.
The lease term for our office in Manila, Philippines commenced in July 2025 and expires in June 2028. The gross rent per year for our office lease is approximately $0.1 million.